NORTHROP GRUMMAN CORPORATION
AND
THE BANK OF NEW YORK MELLON, TRUSTEE

FIRST SUPPLEMENTAL INDENTURE
Dated as of July 30, 2009
to
INDENTURE
Dated as of November 21, 2001

3.70% Senior Notes due 2014
5.05% Senior Notes due 2019

First Supplemental Indenture

-i-

Page
404. Successors and Assigns	11
405. Separability Clause	11
406. Counterparts	11
407. Trustee Not Responsible for Recitals	11
408. Governing Law	11

EXHIBIT A Form of 3.70% Senior Notes due 2014
EXHIBIT B Form of 5.05% Senior Notes due 2019
First Supplemental Indenture

-ii-

     This FIRST SUPPLEMENTAL INDENTURE dated as of July 30, 2009 (this “First Supplemental Indenture”) between NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 1840 Century Park East, Los Angeles, California 90067, and THE BANK OF NEW YORK MELLON, a corporation duly organized and existing under the laws of the State of New York, as successor to JPMorgan Chase Bank, as trustee (herein called the “Trustee”), under the Original Indenture (as hereinafter defined), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.
R E C I T A L S
     WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of November 21, 2001 (the “Original Indenture”);
     WHEREAS, pursuant to the terms of the Original Indenture, the Company desires to (i) provide for the establishment of two new series of its Securities to be known as its “3.70% Senior Notes due 2014” (the “2014 Notes”) and its “5.05% Senior Notes due 2019” (the “2019 Notes” and, together with the 2014 Notes, the “Notes”), respectively, the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this First Supplemental Indenture (together, the “Indenture”), and (ii) add new provisions to, and change and eliminate certain existing provisions of, the Original Indenture applicable to the Notes and any additional series of Securities hereafter established and issued;
     WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture (1) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture, or (2) to add to, change or eliminate any of the provisions of this Indenture in respect to one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security or series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision, or (B) shall become effective only when there is no such Security Outstanding;
     WHEREAS, Section 902 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, may enter into an indenture supplemental to the Original Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Original Indenture, or of modifying in any manner the rights of the Holders of Securities of such series under the Original Indenture, subject to certain exceptions requiring the consent of the Holder of each Outstanding Security affected thereby;
     WHEREAS, no Security is Outstanding on the date hereof;
First Supplemental Indenture

     WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture; and
     WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this First Supplemental Indenture and make it a valid, binding and legal agreement of the Company, have been done or performed.
     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the promises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:
Article I.
DEFINITIONS
     Unless the context otherwise requires, capitalized terms used but not defined in this First Supplemental Indenture shall have the respective meaning ascribed to them by the Original Indenture. The following additional terms are hereby established for purposes of this First Supplemental Indenture and shall have the meaning set forth in this First Supplemental Indenture only for purposes of this First Supplemental Indenture:
  “2014 Global Notes” has the meaning set forth in Section 203 of this First Supplemental Indenture.
  “2019 Global Notes” has the meaning set forth in Section 203 of this First Supplemental Indenture.
  “2014 Notes” has the meaning set forth in the recitals of this First Supplemental Indenture.
  “2019 Notes” has the meaning set forth in the recitals of this First Supplemental Indenture.
  “Additional Notes” has the meaning set forth in Section 201 of this First Supplemental Indenture.
  “Indenture” has the meaning set forth in the recitals of this First Supplemental Indenture.
  “Global Notes” has the meaning set forth in Section 203 of this First Supplemental Indenture.
  “Interest Payment Date” has the meaning set forth in Section 205 of this First Supplemental Indenture.
First Supplemental Indenture

“Notes” has the meaning set forth in the recitals of this First Supplemental Indenture.
“Original Indenture” has the meaning set forth in the recitals of this First Supplemental Indenture.
“Regular Record Date” has the meaning set forth in Section 205 of this First Supplemental Indenture.
Article II.
ESTABLISHMENT OF 3.70% SENIOR NOTES DUE 2014 AND
5.05% SENIOR NOTES DUE 2019
201. Establishment and Designation of the Notes
     Pursuant to the terms hereof and Section 301 of the Indenture, the Company hereby establishes two new series of Securities, the first series designated as the “3.70% Senior Notes due 2014”, and the second series designated as the “5.05% Senior Notes due 2019”. Either such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (with respect to either such series, the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the series of Notes being reopened, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes of the series being reopened, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions.
202. Principal Amount of the Notes; Maturity
     The maximum aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Original Indenture, (ii) Notes which, pursuant to Section 303 of the Original Indenture, are deemed never to have been authenticated and delivered under this Indenture, and (iii) for avoidance of doubt, Additional Notes) is $350,000,000 in respect of the 2014 Notes and $500,000,000 in respect of the 2019 Notes. The principal amount of the 2014 Notes shall be due and payable on August 1, 2014, and the principal amount of the 2019 Notes shall be due and payable on August 1, 2019.
203. Form of Notes; Denominations; Depositary
     The 2014 Notes shall be initially issued in the form of one or more Global Securities (the “2014 Global Notes”) in substantially the form set forth in Exhibit A hereto and the 2019 Notes shall be initially issued in the form of one or more Global Securities (the “2019 Global Notes” and, together with the 2014 Global Notes, the “Global Notes”) in substantially the form set forth in Exhibit B hereto. The Notes shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
First Supplemental Indenture

     The initial Depositary in respect of the Global Notes shall be The Depository Trust Company. The Global Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of Cede & Co. Except as otherwise set forth in Section 305 of the Indenture, the Global Notes may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor of the Depositary or its nominee.
204. Payment
     The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of interest on any Global Note in accordance with the arrangements then existing between the Paying Agent and the applicable Depositary, and all payments of principal of and premium, if any, on any Global Note at the Corporate Trust Office upon surrender of such Note for payment. The Company will make all payments of interest on any definitive Note by mailing a check to the address of each Person entitled thereto, and all payments of principal of and premium, if any, on any definitive Note at the Corporate Trust Office upon surrender of such Note for payment.
205. Interest Rate
     Interest on the 2014 Notes shall accrue at the rate of 3.70% per annum and interest on the 2019 Notes shall accrue at the rate of 5.05% per annum. Interest on the Notes shall accrue from July 30, 2009 or the most recent Interest Payment Date to which interest was paid or duly provided for. Interest on the Notes shall be payable semiannually in arrears on February 1 and August 1, commencing on February 1, 2010 (each an “Interest Payment Date”), to the Persons in whose names the Notes are registered at the close of business on the January 15 or July 15, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date”). Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
206. Paying Agent and Security Registrar
     The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to the Holders thereof, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
207. No Sinking Fund
     The provisions of Article 12 of the Indenture shall not be applicable to the Notes.
208. Redemption of the Notes
     The 2014 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company as set forth in the form of 2014 Note attached hereto as Exhibit A. The 2019 Notes are subject to redemption, in whole at any time and in part from time
First Supplemental Indenture

to time, at the option of the Company as set forth in the form of 2019 Note attached hereto as Exhibit B.
209. Exchange of the Notes
     In addition to the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Original Indenture, and subject to the arrangements then existing between the Company and the applicable Depositary, the Company may at any time, in its sole discretion, elect to have any Global Note exchanged in whole or in part for Notes of the same series registered in the name or names of Persons other than such Depositary or a nominee thereof.
Article III.
AMENDMENTS TO ORIGINAL INDENTURE
301. Definitions
     Section 101 of the Original Indenture is hereby amended as follows:
     (a) The first Clause (4) in Section 101 of the Original Indenture is hereby amended by deleting said Clause in its entirety and replacing it with the following Clause:
“(4) unless the context otherwise requires, any reference to an “Article” or a “Section” or “Clause” refers to an Article or a Section or a Clause, as the case may be, of this Indenture; and”
     (b) The definition of “Board of Directors” is hereby amended by deleting said definition in its entirety and replacing it with the following definition:
““Board of Directors” or “Board” means either the board of directors of the Company or any duly authorized committee of that board.”
     (c) The definition of “Corporate Trust Office” is hereby amended by deleting said definition in its entirety and replacing it with the following definition:
““Corporate Trust Office” means the office of the Trustee or agent of the Trustee, at which at any particular time the corporate trust business of the Trustee or such agent shall be principally administered, which office on the date of the First Supplemental Indenture is located at 101 Barclay Street, New York, NY 10286.”
     (d) The definition of “Outstanding” is hereby amended by (i) deleting the text “its own” immediately preceding the second occurrence of the text “Paying Agent” in Clause (2) of said definition, and (ii) deleting the text “Section 301” in Clause (B) of the proviso to said definition and replacing it with the text “Section 301(15)”.
First Supplemental Indenture

     (e) The definition of “Place of Payment” is hereby amended by deleting the text “Section 301” at the end thereof and replacing it with the text “Section 301(6)”.
     (f) The following new definition is hereby added in its proper alphabetical position:
““First Supplemental Indenture” means the First Supplemental Indenture dated as of July 30, 2009, between the Company and the Trustee.”
302. Notices, Etc., to Trustee and Company
     Section 105(1) of the Original Indenture is hereby amended by deleting the text “450 West 33rd Street, 15th Floor, New York, NY 10001, Attn: Institutional Trust Services” therein and replacing it with the text “101 Barclay Street, New York, NY 10286, Attn: Corporate Finance”.
303. Forms Generally
     Section 201 of the Original Indenture is hereby amended by deleting the first occurrence of the text “The” at the beginning of the second paragraph of said Section and replacing it with the text “Subject to Section 901(4), the”.
304. Amount Unlimited; Issuable in Series
     Clause (17) in Section 301 of the Original Indenture is hereby amended by deleting said Clause in its entirety and replacing it with the following Clause:
“(17) if and as applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;”
305. Denominations
     Section 302 of the Original Indenture is hereby amended by deleting the text “Section 301” at the end of the first sentence of said Section and replacing it with the text “Section 301(10)”.
306. Execution, Authentication, Delivery and Dating
     Section 303 of the Original Indenture is hereby amended by:
First Supplemental Indenture

     (a) deleting the first sentence of said Section in its entirety and replacing it with the following sentence:
“The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, one of its Vice Presidents, its Treasurer, or its Secretary.”; and
     (b) deleting the text “authorized officer” in the ultimate paragraph of said Section and replacing it with the text “authorized signatory”.
307. Registration, Registration of Transfer and Exchange
     Section 305 of the Original Indenture is hereby amended by deleting the ultimate sentence of the second paragraph of Clause (3) of said Section in its entirety and replacing it with the following sentence:
“Subject to the foregoing provisions of this Section, any Holder of any Global Security may grant proxies and otherwise authorize any person to take any action which such Holder is entitled to take under this Indenture or the Global Securities.”
308. Computation of Interest
     Section 310 of the Original Indenture is hereby amended by deleting the text “Section 301” in said Section and replacing it with the text “Section 301(11)”.
309. Satisfaction and Discharge of Indenture
     Section 401 of the Original Indenture is hereby amended by deleting the text “subclause (B)” in the ultimate paragraph of said Section and replacing it with the text “subclause (b)”.
310. Events of Default
     Section 501 of the Original Indenture is hereby amended by (i) deleting the text “10%” in Clause (4) of said Section and replacing it with the text “25%”, (ii) deleting the text “any substantial part” in Clause (5) of said Section and replacing it with the text “substantially all”, (iii) deleting the text “60” in Clause (5) of said Section and replacing it with the text “90”, (iv) deleting the text “any substantial part” in Clause (6) of said Section and replacing it with the text “substantially all”, and (v) deleting the text “, or the taking of corporate action by the Company in furtherance of any such action” at the end of Clause (6) of said Section.
311. Waiver of Past Defaults
     Section 513 of the Original Indenture is hereby amended by deleting the text “Article Nine” in Clause (2) of said Section and replacing it with the text “Section 902”.
First Supplemental Indenture

312. Certain Rights of Trustee
     Section 603 of the Original Indenture is hereby amended by:
     (a) inserting the text “, at reasonable times during normal business hours and upon reasonable advance written notice, ” in Clause (6) of said Section immediately after the text “it shall be entitled” and immediately before the text “to examine the books”;
     (b) deleting the text “no less than 51%” in Clause (9) of said Section and replacing it with the text “at least a majority”;
     (c) deleting the text “and” at the end of Clause (9) of said Section;
     (d) deleting the period at the end of Clause (10) of said Section and replacing it with a semicolon; and
     (e) adding the following new Clauses to the end of said Section:
“(11) in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and
(12) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control that could not be prevented by a reasonable disaster preparedness plan, including without limitation strikes, work stoppages, accidents, act of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.”
313. Corporate Trustee Required; Eligibility
     Section 609 of the Original Indenture is hereby amended by deleting the text “and has its Corporate Trust Office in the City of New York” at the end of the second sentence of said Section.
314. Resignation and Removal; Appointment of Successor
     Section 610 of the Original Indenture is hereby amended by:
     (a) deleting the text “the Holders of a majority in principal amount” in the third paragraph of said Section and replacing it with the text “the Holders of at least a majority in principal amount”;
     (b) adding the following new paragraph immediately after said third paragraph of said Section:
First Supplemental Indenture

“Unless an Event of Default (or an event, which after notice or lapse of time or both, would become an Event of Default) shall have occurred and be continuing, the Trustee may be removed by the Company at any time with respect to the Securities of one or more series by the Company giving notice of such removal to the Trustee.”
          ; and
     (c) deleting the text “corporate trust office” at the end of the ultimate paragraph of said Section and replacing it with the text “Corporate Trust Office”.
315. Appointment of Authenticating Agent
     Section 614 of the Original Indenture is hereby amended by deleting the text “JPMORGAN CHASE BANK” and replacing it with the text “THE BANK OF NEW YORK MELLON”, and by deleting the text “Authorized Officer” and replacing it with the text “Authorized Signatory”, in the signature block at the end of said Section.
316. Reports by Company
     Section 704 of the Original Indenture is hereby amended by deleting said Section in its entirety and replacing it with the following text:
“704. Reports by Company. The Company shall furnish the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided that any such annual and quarterly reports, information, documents, and other reports and information filed with the Commission may be provided by the Company to the Trustee in electronic form acceptable to the Trustee. The Company shall comply with the other provisions of Section 314(a) of the Trust Indenture Act. Delivery of such information, documents and reports to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).”
317. Supplemental Indentures Without Consent of Holders
     Section 901 of the Original Indenture is hereby amended by deleting the text “requirements” in Clause (8) of said Section and replacing it with the text “provisions”.
First Supplemental Indenture

318. Applicability of Article
     Section 1101 of the Original Indenture is hereby amended by deleting the text “Section 301” in said Section and replacing it with the text “Section 301(7) or (8)”.
319. Election to Redeem; Notice to Trustee
     Section 1102 of the Original Indenture is hereby amended by deleting the text “Section 301” in the first sentence of said Section and replacing it with the text “Section 301(7)”.
320. Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance
     Section 1301 of the Original Indenture is hereby amended by deleting the text “Unless otherwise provided” at the beginning of the first sentence of said Section and replacing it with the text “Unless otherwise provided with respect to a series of Securities”.
321. Conditions to Defeasance or Covenant Defeasance
     Section 1304 of the Original Indenture is hereby amended by deleting the text “Officer’s Certificate” in Clause (4) of said Section and replacing it with “Officers’ Certificate”.
322. Additional Modifications to Original Indenture
     (a) Sections 402, 1003, 1105 and 1305 of the Original Indenture are each hereby amended by deleting the text “its own” immediately preceding the text “Paying Agent” in each of said Sections.
     (b) Sections 1004 and 1005 of the Original Indenture are each hereby amended by deleting the text “subsidiaries” in the respective first sentence of each of said Sections and replacing it with the text “Subsidiaries”.
Article IV.
MISCELLANEOUS PROVISIONS
401. Effect of First Supplemental Indenture
     Upon the execution and delivery of this First Supplemental Indenture by the Company and the Trustee, the Original Indenture shall be supplemented and amended in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes. Except for the amendments effected by Article III of this First Supplemental Indenture or as otherwise provided herein, each and every term and condition contained in this First Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Original Indenture shall apply only to the Notes established hereby and not to any other series of Securities established under the Original Indenture.
First Supplemental Indenture

     In the event of a conflict between any provisions of the Original Indenture and this First Supplemental Indenture, the relevant provision or provisions of this First Supplemental Indenture shall govern.
     Except as supplemented or amended hereby, all other provisions in the Original Indenture, to the extent not inconsistent with the terms and provisions of this First Supplemental Indenture, shall remain in full force and effect, and are hereby ratified and confirmed.
402. Effective Date
     This First Supplemental Indenture shall be effective as of the date first above written upon the execution and delivery hereof by the Company and the Trustee.
403. Effect of Headings and Table of Contents
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.
404. Successors and Assigns
     All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
405. Separability Clause
     In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
406. Counterparts
     This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
407. Trustee Not Responsible for Recitals
     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.
408. Governing Law
     This First Supplemental Indenture and the Notes shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.
[Signature page follows]
First Supplemental Indenture

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

NORTHROP GRUMMAN CORPORATION
By:	/s/ Mark Rabinowitz
Name: Mark Rabinowitz
Title: Corporate Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

First Supplemental Indenture

EXHIBIT A
[FORM OF FACE OF 2014 NOTE]
[Global Securities Legend]
[ THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*
[ UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BB7
No. [ ]	Principal Amount: $[ ]
NORTHROP GRUMMAN CORPORATION
3.70% Senior Note due 2014
1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                                        ]‡ [ CEDE & CO.]§, or registered

*	To be included only if the Note is a Global Note.

†	To be included only if the Depositary is The Depository Trust Company.

‡	To be included only if the Note is not a Global Note.
Face of Form of 3.70% Senior Note due 2014

A-1

assigns, the principal sum of                                          Dollars, on August 1, 2014 (the “Maturity Date”)         , and to pay interest thereon from July 30, 2009 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each an “Interest Payment Date”), commencing February 1, 2010, at the rate of 3.70% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 15 or July 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.
2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [ The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment. ]** [ The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment. ]††

§	To be included only if the Note is a Global Note.

**	To be included only if the Note is a Global Note.

††	To be included only if the Note is not a Global Note.
Face of Form of 3.70% Senior Note due 2014

A-2

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:

Authorized Signatory

Dated:

Face of Form of 3.70% Senior Note due 2014

A-3

[FORM OF REVERSE SIDE OF NOTE]
3.70% Senior Note due 2014
3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”, and, together with the Original Indenture, the “Indenture”, which term shall have the meaning assigned to it in such instrument), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     This Note is one of the series designated as the “3.70% Senior Notes Due 2014” of the Company initially limited in aggregate principal amount to $350,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions. Additional series of Securities may be issued pursuant to the Indenture.
     The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.
     The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.
5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral
Reverse Side of Form of 3.70% Senior Note due 2014

multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 30 nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any portion of any payments of such interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 20 basis points, and (ii) accrued and unpaid interest thereon to the Redemption Date.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the First Supplemental Indenture.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”
     “Reference Treasury Dealer” means (A) Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and J.P. Morgan Securities Inc. (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York
Reverse Side of Form of 3.70% Senior Note due 2014

City time) on the third Business Day preceding such Redemption Date, as determined by the Company.
     The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.
6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.
7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).
8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.
9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.
10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Indenture and to covenant defeasance as set forth in Section 1303 of the Indenture.
11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by
Reverse Side of Form of 3.70% Senior Note due 2014

the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).
13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Indenture.
Reverse Side of Form of 3.70% Senior Note due 2014

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
Attention: Corporate Vice President, Deputy General Counsel and Secretary
Reverse Side of Form of 3.70% Senior Note due 2014

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT —	Custodian under Uniform Gifts to Minors Act

(Cust)	(Minor)	(State)
Additional abbreviations may also be used though not on the above list.
FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)
the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)
as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within
Reverse Side of Form of 3.70% Senior Note due 2014

instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:

(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)
Reverse Side of Form of 3.70% Senior Note due 2014

EXHIBIT B
[FORM OF FACE OF 2019 NOTE]
[Global Securities Legend]
[ THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*
[ UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BA9
No. [___]	Principal Amount: $[ ]
NORTHROP GRUMMAN CORPORATION
5.05% Senior Note due 2019
1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                                        ]‡ [ CEDE & CO.]§, or registered

*	To be included only if the Note is a Global Note.

†	To be included only if the Depositary is The Depository Trust Company.

‡	To be included only if the Note is not a Global Note.
Face of Form of 5.05% Senior Note due 2019

B-1

assigns, the principal sum of                      Dollars, on August 1, 2019 (the “Maturity Date”)         , and to pay interest thereon from July 30, 2009 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each an “Interest Payment Date”), commencing February 1, 2010, at the rate of 5.05% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 15 or July 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.
2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [ The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment. ]** [ The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment. ]††

§	To be included only if the Note is a Global Note.

**	To be included only if the Note is a Global Note.

††	To be included only if the Note is not a Global Note.
Face of Form of 5.05% Senior Note due 2019

B-2

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Face of Form of 5.05% Senior Note due 2019

B-3

[FORM OF REVERSE SIDE OF NOTE]
5.05% Senior Note due 2019
3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”, and, together with the Original Indenture, the “Indenture”, which term shall have the meaning assigned to it in such instrument), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     This Note is one of the series designated as the “5.05% Senior Notes Due 2019” of the Company initially limited in aggregate principal amount to $500,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions. Additional series of Securities may be issued pursuant to the Indenture.
     The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.
     The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.
5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral
Reverse Side of Form of 5.05% Senior Note due 2019

multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 30 nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any portion of any payments of such interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 25 basis points, and (ii) accrued and unpaid interest thereon to the Redemption Date.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the First Supplemental Indenture.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”
     “Reference Treasury Dealer” means (A) Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and J.P. Morgan Securities Inc. (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York
Reverse Side of Form of 5.05% Senior Note due 2019

City time) on the third Business Day preceding such Redemption Date, as determined by the Company.
     The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.
6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.
7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).
8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.
9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.
10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Indenture and to covenant defeasance as set forth in Section 1303 of the Indenture.
11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by
Reverse Side of Form of 5.05% Senior Note due 2019

the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).
13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Indenture.
Reverse Side of Form of 5.05% Senior Note due 2019

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
Attention: Corporate Vice President, Deputy General Counsel and Secretary
Reverse Side of Form of 5.05% Senior Note due 2019

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT —	Custodian under Uniform Gifts to Minors Act

(Cust)	(Minor)	(State)
Additional abbreviations may also be used though not on the above list.
FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)
the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)
as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within
Reverse Side of Form of 5.05% Senior Note due 2019

instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:

(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)
Reverse Side of Form of 5.05% Senior Note due 2019